SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2015

Precious Investments, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-195306	90-0338080
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

133 Richmond Street West, Suite 310 Toronto, Ontario	M5H-2L3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 416-878-3377

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On October 1, 2015, we entered into a Memorandum of Understanding (“MOU”) with Gulf Peal Ltd. and goNumerical Ltd. (the “Consulting Firms”). We wish to create and sell a cryptocurrency backed by our colored diamonds. To achieve this goal, we have engaged the Consulting Firms under the terms of the MOU to develop and help with the crowdsale of BitGem cryptocurrency.

Under the MOU, we are to provide an asset pool comprised of colored diamonds with a total appraised retail value of $5,000,000 that will be deposited into a fund at a listing price of 100% of retail. We will release $5,000,000 BitGem tokens for sale at a price of $1 each.

We will receive proceeds of the BitGem tokens from sales that occur on the BitGem platform. This website, which has not yet been developed, is expected to include a catalog of the diamonds in the fund, a discussion forum and a section for the BitGem crowdsale. The crowdsale section provides instructions on how crowd members are to purchase BitGem tokens.

The Consulting Firms will coordinate with the crowd members for the purchase of BitGem tokens and send us the proceeds less a percentage for the Consulting Firms. For the first 2,000,000 tokens sold, we are to pay the Consulting Firms 15% of the proceeds. For tokens sold beyond the first 2,000,000, we are to pay the Consulting Firms 10% of the proceeds.

As part of the remuneration to the Consulting Firms, each of the Consulting Firms shall receive 500,000 shares of our common stock, with vesting as follows:

●	125,000 shares shall vest upon the signing of the MOU;

●	125,000 shares shall vest upon the completion and successful test run of the bitgems.io website that will serve as the platform market for the tokens;

●	125,000 shares shall vest upon public launch of the crowdsale market; and

●	125,000 shares shall vest upon successfully selling 500,000 BitGem tokens.

We are able to add new assets to the fund to generate additional BitGem tokens for sale in the market under the procedure outlined in the MOU.

We are required to pay for all expenses not related to the platform development, including legal fees, newsletters, infrastructure fees, paid advertising and all third party marketing services.

The foregoing description off the MOU is qualified in its entirety by reference to the full text of the MOU, a copy of which is filed as Exhibit 10.1, and incorporated by reference herein.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 is incorporated herein by reference.

The shares of common stock in connection with the MOU were offered and sold solely to the Consulting Firms on a private placement basis under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

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SECTION 8 – OTHER EVENTS

Item 8.01 Other Events.

On October 5, 2015, we issued a press release announcing the MOU, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	MOU dated October 1, 2015
99.1	Press Release dated October 5, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precious Investments, Inc.

/s/ Natalya Hearn

Natalya Hearn
Chief Executive Officer

Date: October 5, 2015

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